UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Effective October 2, 2023, each of the officers, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, of Post Holdings, Inc. (the “Company”) entered into a new indemnification agreement with the Company (the “New Indemnification Agreement”), which replaced any prior indemnification agreement with the Company to which such officer was a party (each a “Previous Indemnification Agreement”).
The New Indemnification Agreement is substantially similar to the Previous Indemnification Agreement, with the exception of certain updates to the exclusions from indemnification in the New Indemnification Agreement to explicitly carve out from indemnification any compensation that is required to be recovered pursuant to the Company’s executive compensation recoupment policy, as in place from time to time.
Consistent with the Previous Indemnification Agreement, the New Indemnification Agreement provides that, subject to certain exclusions, the Company will hold harmless and indemnify the officer (the “Participant”) to the full extent authorized or permitted by the Company’s amended and restated articles of incorporation, as amended, the applicable provisions of Missouri law or any other applicable statutory provisions. In addition, subject to certain exclusions, the Company agrees to hold harmless and indemnify the Participant against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Participant in connection with Participant’s service as an officer.
The foregoing description of the New Indemnification Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the New Indemnification Agreement, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement (Officers)
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

3